Significant Deferred Tax Assets And Liabilities (Detail) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Oil and gas properties	$ (217,000)
Asset retirement obligations	222,000
Net deferred tax assets	3,125,000	3,269,000
Less valuation allowance	(3,125,000)	(3,269,000)
Net deferred tax assets
Federal Net Operating Loss Carryforwards
Federal net operating loss carryforwards	2,720,000	2,856,000
State Net Operating Loss Carryforwards
Federal net operating loss carryforwards	$ 400,000	$ 413,000